Tamboran Resources Corporation ARBN 672 879 024 Tower One, International Towers Suite 1, Level 39, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia +61 2 8330 6626 www.tamboran.com First quarter activities report for period ended December 31, 2024 Highlights • During the December quarter, Tamboran successfully drilled, cased and cemented the Shenandoah South 2H sidetrack (SS-2H ST1) and 3H (SS-3H) wells in EP 98 to total measured depths of 16,182 feet (4,932 metres) and 21,169 feet (6,452 metres) respectively. The SS-3H well included the first 10,000-foot (3,048-metre) horizontal section in the Mid Velkerri B Shale. • Stimulation activities with Liberty Energy’s (NYSE: LBRT) 80,000 hydraulic horsepower (HHP) modern stimulation equipment, commenced in January 2025. The SS-2H ST1 well completed 35 stages across a 5,483-foot (1,671-metre) horizontal section. • The Company took precautionary steps to pause SS-3H completion operations due to detection of stress in the casing connection. Reinforcement activities are planned to be conducted in 1Q 2025, with re-commencement of the stimulation program in 2Q 2025 ahead of IP30 in mid-2025. • Tamboran entered into binding agreements with APA Group (ASX: APA) whereby APA will build, own and operate the 23-mile (37 kilometre) 12-inch diameter Sturt Plateau Pipeline (SPP) for the proposed Shenandoah South (SS) Pilot Project. Long lead items (LLIs) have been secured. • During the quarter, Tamboran secured a committed US$23 million (A$35 million) line of credit from Macquarie Bank Limited (Macquarie), part of which will be used for guarantees required by APA for the construction of the SPP. • In January 2025, Tamboran entered into a non-binding MOU with Santos Limited (ASX: STO) to undertake technical studies relating to a potential Darwin LNG (DLNG) Train 2 expansion and collaborative work on the jointly owned EP 161 acreage in the Beetaloo Basin. • As at December 31, 2024, the Company had a cash balance of US$59.4 million, following the receipt of A$9.9 million (US$6.2 million) research and development (R&D) tax credit relating to the Company’s FY23 Beetaloo Basin activities. Tamboran Resources Corporation’s Chief Executive Officer, Joel Riddle said: “During the December quarter, we maintained our momentum towards first gas production in the Beetaloo Basin having completed the drilling of the first two production wells at SS-2H ST1 and SS-3H. Lessons from the original SS-2H well were incorporated into drilling of these two wells, resulting in a material step change in drilling efficiency. The SS-3H well was drilled in 25 days, 10 days and 43% faster than the SS- 2H well. ANNOUNCEMENT February 13, 2025 Tamboran Resources Corporation (NYSE: TBN; ASX: TBN)

2 “We reached binding agreements with APA to progress with pipeline infrastructure to deliver sales gas from the proposed Shenandoah South Pilot Project into the Northern Territory gas network. APA will build, own and operate the pipeline. Tamboran and Daly Waters Energy (DWE) have contracted all foundation capacity on the SPP from the commencement of operations until at least 2041. Key Government approvals for the construction of the Sturt Plateau Compression Facility (SPCF) have also been secured. “In January 2025, we commenced the stimulation of the SS-2H ST1 and SS-3H wells. A total of 35 stages were completed in the SS-2H ST1 well over a 5,483-foot (1,671-metre) horizontal section in the Mid Velkerri B Shale. The operations achieved Beetaloo Basin record average proppant intensity of 2,706 pounds per foot (lb/ft), which was ~26% higher than the SS-1H well. The SS-2H ST1 well is currently being cleaned ahead of the commencement of flow testing, with IP30 flow rates anticipated in April 2025. “These initial two wells for the Pilot project are crucial for Tamboran to deliver much-needed gas volumes into the Northern Territory market. With the majority of its electricity generated from natural gas, the Northern Territory will benefit significantly from this new source of supply. “Importantly, the project will generate revenue through royalties for Native Title Holders and the Northern Territory Government, while also creating employment opportunities for Traditional Owners. “Australia must embrace responsible domestic gas production, particularly from regions like the Beetaloo Basin. The Beetaloo is subject to stringent regulations to ensure high environmental and emissions standards. Local sources of natural gas offer a compelling advantage over reliance on international imports, which may originate from less regulated environments with potentially higher emissions and costs.” EP 76, 98 and 117 Tamboran 38.75 per cent working interest (47.5 per cent working interest in 46,080 acres) and operator During the quarter, Tamboran completed drilling operations at the SS-2H ST1 and SS-3H wells with the Helmerich & Payne (NYSE: HP) FlexRig® super-spec rig in Beetaloo Basin exploration permit EP 98. In November 2024, the SS-2H ST1 well was drilled, cased and cemented to a measured depth of 16,182 feet (4,932 metres). The well includes a 5,906-foot (1,800-metre) horizontal section within the Mid Velkerri B Shale of which ~5,483 feet (~1,671 metres) was stimulated. In December 2024, the SS-3H well was successfully drilled, cased and cemented to a measured depth of 21,169 feet (6,452 metres), including a 10,000-foot (3,048-metre) horizontal section within the Mid Velkerri B Shale. Drilling operations at SS-3H took a total of 25 days (spud to TD) and achieved an average drilling rate of 843 feet per day, 10 days and 43% faster than the SS-2H well, the only well previously drilled to total depth of more than 20,000 feet. Data from both wells has demonstrated strong gas shows and a continuation of the high-quality shale and rock properties observed in the Shenandoah region, including a gentle, undulating structure with no faulting observed along the ~10,000-foot section.

3 Following the end of the quarter, the stimulation campaign commenced across both wells. The SS-2H ST1 well completed stimulation activities over 35 stages across a 5,483-foot (1,671-metre) horizontal section, delivering average proppant intensity of 2,706 lb/ft. This exceeded all previous completion activities in the Beetaloo Basin to date and achieved wellhead injection rates above 100 barrels per minute (bpm). The SS-2H ST1 well will be completed ahead of clean out activities and the commencement of initial flow back and extended production testing. The IP30 flow rates are expected to be released in April 2025. At the SS-3H well, the Company took proactive and precautionary steps to pause completion operations due to the detection of stress in the casing connection. Reinforcement activities are planned to be conducted in 1Q 2025 with stimulation activities planned to recommence in 2Q 2025. The deferred stimulation program provides an opportunity to incorporate lessons from the SS-2H ST1 campaign to increase efficiency and place higher portion of proppant under the optimized Tamboran v2 design. The IP30 flow rates are expected to be released in mid-2025. EP 161 Santos 75 per cent working interest and operator, Tamboran 25 per cent working interest During the quarter, the operator completed the 2D seismic program over the Jibera South and Newcastle South areas. Processing of seismic lines across ~200 kilometres has commenced, and results are expected in 2Q 2025. Ecology and archaeology surveys were also completed over the two areas. EP 136, EP 143 and EP(A) 197 Tamboran 100 per cent working interest and operator During the quarter, The Northern Territory Government approved Tamboran's EP 143 variation of work program for Term 2. Under the variation Tamboran are required to acquire 2D seismic and drill a stratigraphic well in 2025/26 and 2027/28, respectively. No activity was undertaken on the EP 136 acreage during the period. Commercial and Corporate Binding agreements with APA to deliver the Sturt Plateau Pipeline Tamboran entered into binding agreements with APA Group whereby APA will build, own and operate the 23-mile (37 kilometre) 12-inch diameter SPP for the proposed SS Pilot Project. The SPP will connect the SPCF to the existing APA-owned Amadeus Gas Pipeline (AGP), the delivery point for gas volumes under the Gas Sales Agreement (GSA) with the Northern Territory Government.

4 Tamboran and DWE have contracted all foundation capacity on the SPP from the commencement of operations until at least 2041, which reflects the term of the GSA and have competitive access and pricing rights to contract capacity following completion of the initial term. Long-lead items have been ordered, detailed design is nearing completion, and the approvals process continues to progress. The project remains on schedule to deliver gas into the Northern Territory by 1H 2026, subject to weather and final stakeholder approvals. Sturt Plateau Compression Project update In January 2025, Tamboran awarded Enscope, an Australian engineering consultancy company an Engineering, Procurement, Construction and Management contract to construct the SPCF, which is located adjacent to the SS2 well pad. Tamboran has 50% interest in the SPCF with Daly Waters infrastructure, LP holding the remaining 50% interest. The facility is expected to process gas from the Shenandoah South wells for delivery into the ~40 MMcf/d GSA with the Northern Territory Government. Permitting, design, and procurement processes for the project are on schedule, and the project remains on track to be operational in 1H 2026 to deliver first gas production under the GSA with the Northern Territory Government. Construction activities are expected to commence in the 2025 dry season. Committed Line of Credit with Macquarie Bank Tamboran secured a committed ~US$23 million (A$35 million) line of credit from Macquarie. The line of credit will be used to provide environmental and decommissioning bonds to the Northern Territory Government and bank guarantees for strategic infrastructure partners, including guarantees required by APA Group for the construction of the SPP. The line of credit is included in the Commitments and Contingencies note in the financial statements and includes several financial covenants that the Company must comply with. At December 31, 2024, Tamboran had drawn ~US$4.0 million (A$6.4 million) of credit to provide to APA Group for construction of the SPP. Non-binding MOU signed with Santos to progress studies for Darwin LNG expansion In January 2025, Tamboran announced the Company had entered a non-binding Memorandum of Understanding (MOU) to undertake technical studies relating to a potential Darwin LNG (DLNG) Train 2 expansion and collaborative work on Beetaloo Basin midstream infrastructure.

5 The goal of the studies is to evaluate options for supplying natural gas to a potential 6 MTPA expansion train at the existing DLNG facility at Middle Arm. Tamboran will run this process in parallel with development activity for the greenfield NTLNG project, with potential for DLNG2 to be the first new LNG train followed by up to 4 trains at NTLNG. Sale of US drilling rig During the quarter, Tamboran received the remaining US$8.1 million (pre-fees) payment for the sale of the US drilling rig located in the US. The rig was originally acquired for import into Australia prior to Tamboran’s partnership with H&P. Tamboran completes Methane Satellite Monitoring Campaign Tamboran has completed a 10-month Methane Satellite Monitoring Campaign across the Company’s assets in the Northern Territory. This was the first ever methane satellite monitoring campaign of hydrocarbon assets in the Northern Territory. Since March 2024, 12 methane satellites operated by GHGSat monitored Tamboran’s Beetaloo Basin assets. Across 78 satellite observations no methane emissions were recorded from Tamboran assets. This is an example of Tamboran going “beyond compliance” and using new and innovative technology to protect the environment and help achieve its aspirations of Net Zero equity Scope 1 and 2 GHG emissions from the commencement of commercial production.

6 Capital Structure At the end of the quarter, Tamboran had total cash on hand of US$59.4 million and no debt. The current capital structure, as at the date of this report, is as follows: 1,739,454,400 CHESS Depositary Interests 200:1 18,151,222 CDI Options fully vested (unlisted) 36,350,000 CDI Options unvested and subject to milestones (unlisted) 5,839,502 Common Stock Changes to the capital structure from the previous quarter include: • Conversion of 54,765,800 CDIs to Common Stock (273,829 increase in Common Stock). • Issuing 312,500 units of Common Stock to Daly Waters in satisfaction of Tamboran's obligations under the TB1 Joint Venture and Shareholders Agreement dated June 3, 2024 and approved by the Company’s shareholders at its AGM held on November 5, 2024. Permits At the end of the quarter, Tamboran and its subsidiaries held the following petroleum permits: Exploration Permit Location Working Interest EP 161 Beetaloo Basin, Northern Territory 25% EP 136 Beetaloo Basin, Northern Territory 100%* EP 143 Beetaloo Basin, Northern Territory 100%* EP(A) 197 Beetaloo Basin, Northern Territory 100%* EP 76 Beetaloo Basin, Northern Territory 38.75%* EP 98 Beetaloo Basin, Northern Territory 38.75%*,1 EP 117 Beetaloo Basin, Northern Territory 38.75%*,1 *Denotes operator. 1Tamboran to hold up to 47.5% subject to the completion of the SS-2H ST1 and SS-3H wells on the Shenandoah South pad 2 following creation of two drilling spacing units (DSUs) over 46,080 acres.

7 Announcements This Quarterly Activities Report contains information reported in the following announcements released during the reporting period: 07 November 2024 Results of Annual General Meeting 18 November 2024 Commencement of Shenandoah South Pilot Project drilling 17 December 2024 Tamboran enters Binding APA agreements to deliver SPP 23 December 2024 EP 98 Operational Update - SS-3H drilled to TD in 25 days This announcement was approved and authorized for release by Mr. Joel Riddle, the Chief Executive Officer of Tamboran Resources Corporation. For further information, please contact: Investor enquiries: Chris Morbey, Vice President – Corporate Development and Investor Relations +61 2 8330 6626 Investors@tamboran.com Media enquiries: +61 2 8330 6626 Media@tamboran.com

8 About Tamboran Resources Corporation Tamboran Resources Corporation, (“Tamboran” or the “Company”), through its subsidiaries, is the largest acreage holder and operator with approximately 1.9 million net prospective acres in the Beetaloo Sub- basin within the Greater McArthur Basin in the Northern Territory of Australia. Tamboran’s key assets include a 38.75% working interest and operatorship in EPs 98, 117 and 76, a 100% working interest and operatorship in EP 136 and a 25% non-operated working interest in EP 161, which are all located in the Beetaloo Basin. Figure 1: Tamboran’s Beetaloo Basin asset location map.

9 Disclaimer Tamboran makes no representation, assurance or guarantee as to the accuracy or likelihood of fulfilment of any forward-looking statement or any outcomes expressed or implied in any forward-looking statement. The forward-looking statements in this report reflect expectations held at the date of this document. Except as required by applicable law or the ASX Listing Rules, Tamboran disclaims any obligation or undertaking to publicly update any forward-looking statements, or discussion of future financial prospects, whether as a result of new information or of future events. The information contained in this announcement does not take into account the investment objectives, financial situation or particular needs of any recipient and is not financial product advice. Before making an investment decision, recipients of this announcement should consider their own needs and situation and, if necessary, seek independent professional advice. To the maximum extent permitted by law, Tamboran and its officers, employees, agents and advisers give no warranty, representation or guarantee as to the accuracy, completeness or reliability of the information contained in this presentation. Further, none of Tamboran nor its officers, employees, agents or advisers accept, to the extent permitted by law, responsibility for any loss, claim, damages, costs or expenses arising out of, or in connection with, the information contained in this announcement. Note on Forward-Looking Statements This press release contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential

10 adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in the this report and the Company’s filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.